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                                                                   Exhibit 23.1


                           CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 17, 2000, included in the Joint Proxy Statement/Prospectus of iTurf Inc. that is made part of Amendment No. 1 to the Registration Statement (Form S-4 No. 333-44916) for the registration of 27,844,294 shares of its common stock.

                                       /s/ ERNST & YOUNG LLP


New York, New York
October 12, 2000